Michael G. Carlton President and Chief Executive Officer Howe Barnes Hoefer & Arnett, Inc. 11 th Annual Bank Conference August 21, 2006 Exhibit 99.1

This presentation may contain forward-looking statements. These statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions.
Words including “may,” “will,” “could,” “would,” “should,” “anticipate,”
“expect,” “intend,” “plan,” “project,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties are described in “Risk Factors” and elsewhere in the prospectus. We caution you not to place undue reliance on these forward-looking statements, which reflect our management’s view only as of the date of the prospectus. We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of the prospectus or to reflect the occurrence of unanticipated events.
Forward Looking Statements

3 Company Overview

About Crescent Financial
Headquartered in Cary, North Carolina
State-chartered community bank formed in 1998
Primary market areas are the Raleigh-Durham and Moore County (Pinehurst)
markets
10 full-service offices
Pending acquisition of Port City Capital Bank in Wilmington, NC
At June 30, 2006 we had:
Assets: $471 million
Net income:
$3.8 million (last twelve months)
Market cap: $78
million (approximately)
Inside ownership 19.2%
Institutional ownership 3.5%
Average daily volume
7,674 shares (year-to-date)
Presently traded on the NASDAQ Global Market under the symbol “CRFN”

Business Plan
Focus on small-to-medium size business customers
Increase presence in existing and southeast North Carolina high growth markets
Balance EPS growth and franchise expansion
Hire top talent
Sustain growth of core deposit funding in a very competitive market
Maintain excellent asset quality
Continue to enhance shareholder value

1999 2000 2001 2002 2003 2004 2005
1998
Crescent State Bank
established in
Cary, NC
December 31, 1998
Crescent Financial
Corp. was formed on
June 29, 2001
Completed $9.1M
acquisition of Centennial
Bank August 29, 2003
Announced joining
the Russell
Microcap Index
August 19, 2005
2006
Announced acquisition of
Port City Capital Bank in
Wilmington, NC
April 6, 2006
Significant Corporate Events
$6.3M Secondary
Offering
Completed
August 20, 2002
$14M Public
Offering
Completed
December 2, 2005
Issued $8M of
trust preferred
securities
August 27, 2003

VA
Danville
Norfolk
Virginia Beach
Suffolk
Winston Salem
Burlington
Greensboro
High Point
Chapel Hill
Durham
Raleigh
Rocky Mount
Wilson
Greenville
Hickory
Concord
Gastonia
Charlotte
Goldsboro
Fayetteville
Spartanburg
Rock Hill
Jacksonville
Wilmington
Florence
Columbia
Sumter
Scale Legend
Mile(s)
0
20
40

7 Market Area Crescent headquarters Crescent offices Pending Port City offices Estimated Population Growth % 2005-2010 <5% 5% to 10% >10% Source: ESRI and SNL Financial LC

Raleigh-Durham (Triangle Market) -
($13.2B MSA Deposits )
Home to the Research Triangle Park, one of the nation’s leading technology business centers
World-class academic institutions and corporate research and development
Since the 1990 census, the Triangle area has experienced a 35.4% increase in population - almost three times the U.S. growth rate of 13%
The Triangle area has had consistently low unemployment rates accompanied by high rates of job growth
Cary was named the “best place to live” on the east coast and one of the six most desirable places to live in America by Money Magazine
Source: Wake County Economic Development
High Growth Markets

Greater Wilmington/Coastal Market
- ($4.9B MSA Deposits)
Wilmington is the largest city in southeastern North Carolina
Economists have forecasted growth in the Greater Wilmington area to be the strongest in the state between 2004 and 2010
It is projected that Brunswick county will triple its population and expand its economy in double digits each year for the next 10 years
Current and future retirement community for the emerging amount of baby-boomers
Lee and Moore County Market
– ($2.0B MSA Deposits)
Home of the towns of Pinehurst, Sanford and Southern Pines
Moore County is a popular retirement area and is famous for its abundance of world-
class golf courses
Pinehurst hosted the 1999 and 2005 men’s US Open Golf Championship
High Growth Markets
-Source: Greater Wilmington Chamber of Commerce
-Source: www.newcomer.com/cities/wilmington/WIMbrunswick.html

0%
5%
10%
15%
20%
25%
30%
Wake Johnston Lee Moore New Hanover
Household Growth Employment Growth
High Growth Markets
Source: NC Profile, Bureau of Labor Statistics and SNL Financial LC.
Growth (2000-June 2006)
NC Avg.
NC Avg.
US Avg.
US Avg.

Management Team
Senior Vice President and Chief Operating
Officer Nov, 2005; 29 years prior
experience with Wachovia, most recently a
Senior Regional Manager
Senior Vice President and Chief Operating
Officer
Ray D. Vaughn
(53)
Vice President and Secretary, Crescent
Financial Corporation and Senior Vice
President and Chief Financial Officer,
Crescent State Bank, 1998-Present
Vice President and Secretary of the
Company and Senior Vice President and
Chief Financial Officer of the Bank
Bruce W. Elder
(43)
President and Chief Executive Officer,
Crescent Financial Corporation and
Crescent State Bank, 1998-Present
President, Chief Executive Officer, and
Director of the Company and the Bank
Michael G. Carlton
(45)
Senior Vice President and Senior Credit
Officer, Crescent State Bank, 1998-
Present
Senior Vice President and Senior Credit
Officer of the Bank
Thomas E. Holder, Jr.
(46)
Business Experience Title Executive

12 Financial Data

Financial Highlights
Assets($000)
$470,763 20%
Loans($000)
$365,174 21%
Deposits($000)
$369,629 14%
Net Income($000)
$3,835 45%
EPS $.68 28%
ROAE 10.08% +36 basis points
ROAA .91% +18 basis points
LTM
6/30/06
%Change
From 6/30/05

Balance Sheet Growth
Assets ($MM's)
129
182
274
331
411
471
0
50
100
150
200
250
300
350
400
450
500
2001 2002 2003 2004 2005 6/30/06
Equity ($MM's)
10
18
24
27
41
43
0
5
10
15
20
25
30
35
40
45
50
2001 2002 2003 2004 2005 6/30/06
Net Loans ($MM's)
79
124
213
254
324
360
0
50
100
150
200
250
300
350
400
2001 2002 2003 2004 2005 6/30/06
Deposits ($MM's)
113
153
219
274
322
370
0
50
100
150
200
250
300
350
400
2001 2002 2003 2004 2005 6/30/06

Loan & Deposit Composition
$365.2 million of gross loans
$369.6 million of total deposits
Loan Composition
June 30, 2006
Deposit Composition
June 30, 2006
12%
10%
2%
40%
22%
13%
2%
1 to 4 family Home equity
Multi-family Commercial RE
Construction C&I
Consumer Other
14%
11%
12%
9%
20%
34%
DDA NOW MMDA
Savings CD's < $100,000 CD's $100,000 +

Asset Quality & Reserve Coverage
Net Charge-Offs / Average Loans
0.03%
0.09%
0.05%
0.15%
0.04%
0.01%
0.00%
0.02%
0.04%
0.06%
0.08%
0.10%
0.12%
0.14%
0.16%
2001 2002 2003 2004 2005 6/30/06
Loan Loss Reserves / Gross Loans
1.36%
1.52%
1.42%
1.33%
1.31%
1.39%
1.20%
1.25%
1.30%
1.35%
1.40%
1.45%
1.50%
1.55%
2001 2002 2003 2004 2005 6/30/06
(1) Non-performing assets include non-accrual loans, loans 90 days or more past due, and repossessed assets
NM
Non-Performing Assets
(1)
/ Total Assets
0.06%
0.09%
0.00% 0.01%
0.06%
0.33%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
2001 2002 2003 2004 2005 6/30/06
Loan Loss Reserves / Non-Performing Assets
(1)
1231%
9065%
1689%
260% 410%
0%
1000%
2000%
3000%
4000%
5000%
6000%
7000%
8000%
9000%
10000%
2001 2002 2003 2004 2005 6/30/06

39% CAGR (2001-2005)

53% CAGR (2001-2005)

79% CAGR (2001-2005)

50% CAGR (2001-2005)

Earnings Growth
Net Interest Income ($MM's)
$3,762
$5,367
$7,201
$10,430
$13,955
$8,290
$0
$3,000
$6,000
$9,000
$12,000
$15,000
2001 2002 2003 2004 2005 YTD
6/30/2006
Noninterest Income ($MM's)
$441
$754
$1,654
$1,998
$2,433
$1,215
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2001 2002 2003 2004 2005 YTD
6/30/2006
Net Income ($MM's)
$1,228
$1,655
$2,333
$3,144
$1,986
$307
$0
$900
$1,800
$2,700
$3,600
2001 2002 2003 2004 2005 YTD
6/30/2006
Earnings per Share
$0.12
$0.38 $0.38
$0.47
$0.61
$0.33
$0.00
$0.20
$0.40
$0.60
$0.80
2001 2002 2003 2004 2005 YTD
6/30/2006

Profitability
ROAA (%)
0.31%
0.85%
0.79%
0.76%
0.84%
0.90%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
2001 2002 2003 2004 2005 YTD
6/30/2006
Net Interest Margin (%)
3.98%
3.87%
3.64%
3.61%
3.94%
4.02%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2001 2002 2003 2004 2005 YTD
6/30/2006
ROAE (%)
2.97%
9.31%
8.25%
9.14%
10.34%
9.41%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2001 2002 2003 2004 2005 YTD
6/30/2006
Efficiency Ratio (%)
82%
67%
65%
68%
66%
63%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
2001 2002 2003 2004 2005 YTD
6/30/2006
(1)
(1)
(1) Annualized

19 Port City Acquisition

Virginia Beach
Charlotte
Columbia
Scale Legend
20
40

Port City Acquisition
Crescent headquarters
Crescent offices
Pending Port City offices
Announced April 6, 2006
Expected Close August 31, 2006
Purchase Price $39.2M
Price/Share $33.00
Consideration 90% stock/10% cash
Pro Forma Ownership 26.7%
Board Seats 3
Shareholder Vote Approved by both

Overview of Port City
Port City began operations in July 2002 in Wilmington, NC
Business focused bank with limited retail exposure
Port City financial highlights
(1)
:
Assets:
$170M   (31% LTM Growth)
ROAA (LTM):
1.33%
ROAE (LTM):
16%
Efficiency ratio (LTM):
42%
Net interest margin (LTM):
4.21%
NPAs / assets: 0.00%
Pristine asset quality – no charge-off or NPA history
(1) Source: SNL Financial LC as of June 30, 2006

Keith Betts, President and Chief Executive Officer (50)
Previously Senior Vice President, Central Carolina Bank and Trust Company,
Wilmington, NC
John Franck, Executive Vice President and Senior Lending Officer (40)
Previously First Vice President, Central Carolina Bank and Trust Company,
Wilmington, NC
Larry Brobst, Executive Vice President and Chief Financial Officer (44)
Previously Senior Vice President and Area Commercial Banking Manager, First
Citizens Bank & Trust Company, Wilmington, NC
Port City Management Team

The proposed acquisition will create shareholder value through:
Highly Talented People
Experienced management team with proven performance
Highly respected board members
Key employees to sign non-compete agreements
Strong Earnings
Expected to be accretive to EPS during first full year of combined operations
Acquisition driven by revenue/earnings growth not cost savings
Higher lending limits
Significant potential for additional business with current customers
Transaction Merits

The proposed acquisition will create shareholder value through:
Additional Opportunities for Growth
Increases total assets by approximately $193M to approximately $663M
Entry into high-growth Wilmington market; and a $4.9B deposit market
Additional offices planned through de novo branching
Market cap will increase to approximately $110M
Transaction Merits

Pro Forma Financials (1)
(1) Estimate of pro forma financials based on June 30, 2006 financial information and a stock closing price on
August 10, 2006 of $13.25.
Crescent Port City Purchase Pro Forma
6/30/06 6/30/06 Adjustments Combined
Assets
Cash and securities $88,677 $35,996 ($5,432) $119,241
Loans 360,402 132,131 (593) $491,940
Goodwill 3,600 0 26,732 $30,332
Core deposit intangible 150 0 1,820 $1,970
Other assets 17,934 1,797 (54) $19,677
Total assets $470,763 $169,924 $663,160
Liabilities
Deposits $369,629 $155,742 (268) $525,103
Borrowings 48,000 0 $48,000
Trust preferred securities 8,248 0 $8,248
Other liabilities 1,922 446 468 $2,836
Total liabilities $427,799 $156,188 $584,187
Equity
Total equity $42,964 $13,736 22,273 $78,973
Total liabilities and equity $470,763 $169,924 $663,160
Book value/share $7.41 $9.59
Tangible book value/share $6.76 $5.67
Shares outstanding 5,798,240 2,432,510 8,230,750

26 Stock Performance and Shareholder Returns

Historical Stock Price Performance (1)
(1) Trading activity from 8/11/1999 (first day of trading history) to 8/2/06
Source: SNL Financial LC
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
Aug-99 Jan-00 Jul-00 Dec-00 Jun-01 Dec-01 May-02 Nov-02 Apr-03 Oct-03 Mar-04 Sep-04 Feb-05 Aug-05 Jan-06 Jul-06
0
50,000
100,000
150,000
200,000
250,000
300,000
10% Stock
Dividend
12.5% Stock
Dividend
12.5% Stock
Dividend
Secondary Offering
Completed 8/20/02
15% Stock
Dividend
Centennial
Acquisition
Completed 8/20/02
20% Stock
Dividend
15% Stock
Dividend
Public Offering
Completed 12/2/05
15% Stock
Dividend
Port City
Acquisition
Announced 4/6/06

Relative Price Performance (1)
0
50
100
150
200
250
300
350
400
Aug-99 Jan-00 Jul-00 Dec-00 Jun-01 Dec-01 May-02 Nov-02 Apr-03 Oct-03 Mar-04 Sep-04 Feb-05 Aug-05 Jan-06 Jul-06
204%
159%
58%
43%
Crescent Financial Corporation SNL Bank Index SNL Southeast Bank Index SNL Bank < $500MM Index
(1) Trading activity from 8/11/1999 (first day of trading history) to 8/2/06
Source: SNL Financial LC

Significant growth potential in a dynamic banking market
Opportunities for continued expansion into Wilmington and surrounding markets
Established local identity in the high-growth communities served
Seasoned management team with an intimate knowledge of the local market
Track record of consistent earnings and balance sheet growth
Strong loan growth accompanied by exceptional asset quality
Commercially focused business mix
Investment Highlights

Maintain our momentum from 1
st
half of 2006
Continue to position ourselves for future growth
Close the Port City merger transaction
Integrate the Port City merger and leverage the franchise
Take advantage of the ample opportunity to capture market share
Begin to benefit from our new Raleigh office
Prepare for additional branching in 2007 and 2008
2006 Outlook

Crescent Financial Corporation Crescent Financial Corporation